UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934





                        Date of Report - January 30, 2004



                              CH ENERGY GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



NEW YORK                     0-30512                           14-1804460
---------------         ------------------                  ----------------
State or other       (Commission File Number)               (IRS Employer
jurisdiction of                                              Identification
incorporation)                                               Number)

284 South Avenue, Poughkeepsie, New York                       12601-4879
----------------------------------------                      ------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (845) 452-2000


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                                                            3
Item 5.    Other Events
           -------------

     1. Announcement of Succession Plan. Registrant, on January 30, 2004,
        -------------------------------
announced an executive succession plan and the appointment, effective April 27, 2004, of Steven V. Lant as Chairman of the Board to succeed Paul J. Ganci, who will be retiring as Chairman of the Board following the Annual Meeting of Shareholders on April 27, 2004. Mr. Lant will retain his current position as President and CEO.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CH ENERGY GROUP, INC.
                                             (Registrant)


                                 By:     /s/  Donna S. Doyle
                                      --------------------------------
                                               DONNA S. DOYLE
                                 Vice President - Accounting and Controller

Dated:    January 30, 2004